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                                                                    EXHIBIT 10.2

                                 PROMISSORY NOTE
                           SECURED BY A DEED OF TRUST

$900,000                                                     Seattle, Washington
                                                                   April 3, 2002

      CHRISTINE B. MEAD ("Borrower"), for value received, hereby promise to pay to the order of GENERAL AMERICA CORPORATION ("Lender"), the principal sum of Nine Hundred Thousand and No/100 Dollars ($900,000), together with any accrued interest thereon, upon the terms and conditions specified herein, and all costs and fees, including reasonable attorney fees, incurred by Lender in enforcing the obligations of this Note. Principal hereof and any accrued interest are payable to Lender at 18th Floor, 4333 Brooklyn Avenue, Seattle, WA 98185, or such other place as Lender may direct, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Principal and any accrued interest shall be payable as follows:

      (i) The principal sum and any unpaid and accrued interest of this Note shall be due in full on the earlier of (which date is the Note's maturity date):
(a) April 5, 2017, or (b) one year after the date that Christine B. Mead's employment with Safeco Corporation is terminated for any reason, including, but not limited to, death or total disability of Christine B. Mead.

      (ii) No interest shall accrue under this Note while Christine B. Mead continues in employment with the Safeco Corporation.

      (iii) Upon termination of Christine B. Mead's employment with Safeco Corporation, interest shall accrue on any unpaid principal balance at the rate of 5.43 percent per annum, compounded annually.

      (iv) The proceeds of the loan evidenced by this Note shall be applied solely to the purchase of the Borrower's new principal residence (within the meaning of Section 217 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder) in King County.

      Borrower shall have the right, at any time, to prepay the whole or any part hereof.

      This Note is secured by the short form deed of trust of even date herewith ("Deed of Trust") covering real and personal property situated in King County, Washington, to which reference is hereby made for a description of the nature and extent of the security provided thereby and the rights and limitations of rights of Lender and of Borrower in respect of such security.



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      If default be made with respect to any payment herein provided for which continues for five days after written notice of default, or in case an event of default (as defined in the Deed of Trust or any other documents executed in connection with or to secure this Note, collectively referred to as "Loan Documents") shall occur, the principal balance of this Note shall thereafter bear interest at the rate otherwise applicable under this Note plus 5 percent per annum, compounded semi-annually, and the principal of this Note and any accrued interest and all other indebtedness secured or to be secured by the Loan Documents may be declared due and payable. Failure to exercise this option shall not constitute a waiver of the right to exercise the same at any other time.

      The benefits of the interest arrangements under this Note are not transferable by the Borrower.

      For purposes of applying the provisions of this Note, Christine B. Mead shall be considered to remain in the employ of Safeco Corporation for so long as the Christine B. Mead renders services as a full-time employee of Safeco Corporation, any successor entity of Safeco Corporation or one or more subsidiaries of Safeco Corporation in which Safeco Corporation has at least a fifty percent (50%) direct or indirect ownership interest.

      The Borrower certifies that the Borrower reasonably expects to be entitled to and will itemize deductions for Federal income tax purposes for each year the
Note is outstanding.

      Borrower recognizes that default by Borrower in making the payments under this Note and/or in any of the other Loan Documents when due will result in Lender incurring additional expense servicing the loan, loss to Lender of the use of the money due, and frustration to Lender in meeting its other commitments. In the event that any payment or portion thereof is not paid within 15 days after the date it is due, the holder hereof may collect, and Borrower agrees to pay with such payment a "late charge" of 5 percent of any overdue amount as liquidated damages for the additional expense of handling such delinquent payments. Such late charge represents the reasonable estimate by the parties of a fair average compensation due to the failure of the undersigned to make timely payments. Such late charge shall be paid without prejudice to the rights of holder hereof to collect any other amounts provided to be paid or to declare a default hereunder or under the Loan Documents.

      In the event that Borrower defaults with respect to any payment herein provided for or in case of an event of default under any of the Loan Documents, Lender shall have the right, at Borrower's expense, to consult an attorney or collection agency, to make any demand, enforce any remedy, or otherwise protect its rights under this Note and the Loan Documents. Borrower promises to pay all costs, fees and expenses so incurred by Lender, including, without limitation, reasonable attorney fees (with or without litigation), and court costs, collection agency charges, notice expenses and title search expenses, and the failure of the defaulting Borrower to pay the same shall, in itself, constitute a further and additional default. In the event that suit or action is instituted by Lender to enforce this Note or any rights under the Loan Documents, Borrower hereby promises to pay, in addition to costs and expenses provided by statute or otherwise, such sums as the court may adjudge reasonable as attorney



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fees in such proceeding and on any appeals from any judgment or decree entered therein and the costs and attorney fees for collection of the amount due therein.

      Borrower further agrees to pay immediately upon demand all costs and expenses of Lender including reasonable attorney fees: (a) if Lender seeks to have the property securing this Note abandoned by any estate in bankruptcy; (b) if Lender attempts to have any stay or injunction prohibiting the enforcement or collection of the Note, prohibiting the foreclosure of the Deed of Trust, or prohibiting the enforcement of the Deed of Trust or any other Loan Document lifted by any bankruptcy or other court; (c) if Lender participates in any subsequent proceedings or appeals from any order or judgment entered in any such proceeding; (d) if Lender deems it appropriate to file a proof of claim or in any other manner participate in any bankruptcy or similar proceedings; or (e) if Lender retains legal counsel in connection with any amendments or modifications to this Note, the Deed of Trust or any other Loan Document.

      Any notice to be given pursuant to this Note shall be sent to the address of the applicable party as set forth in the Deed of Trust.

      Time is of the essence. All reimbursements and payments required by this Note shall be immediately due and payable on demand. Each and every maker hereof agrees that they have received valuable consideration hereunder, that they sign this Note as makers and not as sureties, and that any and all suretyship defenses are hereby waived. Borrower for itself and all drawers and endorsers severally waives presentment for payment, protest, notice of protest and notice of nonpayment of this Note.

      This Note is governed by the law of the state of Washington without regard for conflict of laws principles.

      BORROWER ACKNOWLEDGES THAT ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

                                          BORROWER:



                                          ______________________________________
                                          CHRISTINE B. MEAD


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